UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2026

VSE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-03676	54-0649263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3361 Enterprise Way Miramar, Florida	33025
(Address of principal executive offices)	(Zip Code)

(954) 430-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.05 per share	VSEC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced, on January 29, 2026, VSE Corporation (the “Company”) entered into a stock purchase agreement with VSE Mach Holdco Acquisition Corp., VSE Mach Acquisition Corp., GenNx/PAG IntermediateCo Inc. (“PAG Holdco”), and GennX360 PAG Buyer, LLC, pursuant to which VSE will acquire all of the capital stock of PAG Holdco, which is the parent company of PAG Holding Corp. (d/b/a Precision Aviation Group) (“PAG”) (the “ PAG Acquisition”). The closing of the PAG Acquisition is subject to the satisfaction of regulatory approvals and other customary closing conditions.

This Current Report on Form 8-K is being filed to provide the financial statements and pro forma information referred to in Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited consolidated financial statements of PAG and its subsidiaries as of and for the years ended December 31, 2024 and December 31, 2023, and the related Independent Auditor’s Report of Baker Tilly US LLP addressing such matters as set forth therein, including the 2024 consolidated financial statements and certain retrospective adjustments to the 2023 consolidated financial statements to apply the changes in accounting principles as described therein, are filed herewith as Exhibit 99.1 and are incorporated by reference into this Item 9.01(a).

The audited consolidated financial statements of PAG and its subsidiaries, as of and for the year ended December 31, 2023, audited in accordance with Generally Accepted Auditing Standards, and the related Independent Auditor’s Report of Hancock Askew & Co., LLP, are filed herewith as Exhibit 99.2 and are incorporated by reference into this Item 9.01(a).

The unaudited consolidated statements of financial position of PAG as of September 30, 2025 and December 31, 2024, and the unaudited consolidated statements of operations and comprehensive income, cash flows, and changes in stockholders’ equity of PAG for the nine months ended September 30, 2025 and September 30, 2024, are filed herewith as Exhibit 99.3 and are incorporated by reference into this item 9.01(a).

(b) Pro forma financial information.

The Company’s unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2025, and for the year ended December 31, 2024, giving effect to the PAG Acquisition, is filed herewith as Exhibit 99.4 and is incorporated by reference into this Item 9.01(b).

(d) Exhibits

Exhibit	Description

23.1	Consent of Baker Tilly US LLP

23.2	Consent of Hancock Askew & Co., LLP

99.1	Audited consolidated financial statements of PAG Holding Corp. and its subsidiaries as of and for the years ended December 31, 2024 and December 31, 2023, and the related Independent Auditor’s Report of Baker Tilly US LLP addressing such matters as set forth therein

99.2	Audited consolidated financial statements of PAG Holding Corp. and its subsidiaries as of and for the year ended December 31, 2023, and the related Independent Auditor’s Report of Hancock Askew & Co., LLP (excluding the consolidated financial statements of PAG Holding Corp. and its subsidiaries as of and for the year ended December 31, 2022)

99.3	Unaudited consolidated statements of financial position of PAG Holding Corp. as of September 30, 2025 and December 31, 2024, and the unaudited consolidated statements of operations and comprehensive income, cash flows, and changes in stockholder’s equity of PAG Holding Corp. for the nine months ended September 30, 2025 and September 30, 2024

99.4	Unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2025, and for the year ended December 31, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VSE CORPORATION
(Registrant)

Date: February 2, 2026	By:	/s/ Adam R. Cohn
Adam R. Cohn
Chief Financial Officer (Principal Financial Officer)